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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2001


                        SOUTHWESTERN LIFE HOLDINGS, INC.
               (Exact name of Registrant as specified in charter)


          DELAWARE                             1-11422                        13-3543540
(State or other jurisdiction           (Commission File Number)            (I.R.S. Employer
     of Incorporation)                                                    Identification No.)



          717 NORTH HARWOOD STREET
                DALLAS, TEXAS                                         75201
  (Address of principal executive offices)                          (Zip Code)


                                 (214) 954-7111
              (Registrant's telephone number, including area code)

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ITEM 5.         OTHER EVENTS.

        On April 26, 2001, Southwestern Life Holdings, Inc. (the "Company") executed an Agreement and Plan of Merger (the "Agreement") among Swiss Re Life & Health America Holding Company ("Swiss Re"), SW Holdings Inc. ("SW Holdings") and the Company, pursuant to which Swiss Re, through its acquisition subsidiary, SW Holdings, will acquire the Company in a cash tender offer (the "Offer") and subsequent merger (the "Merger") at a price of $18.50 per share. A copy of the Agreement is filed as an exhibit to this Form 8-K.

        In connection with the Agreement, certain stockholders of the Company have entered into a Voting and Tender Agreement (the "Tender Agreement") dated as of April 26, 2001, among such stockholders (as listed on Schedule 1 thereto (the "Principal Stockholders")), Swiss Re, SW Holdings and, for limited purposes, the Company, pursuant to which the Principal Stockholders agree (1) to vote their shares in favor of the Merger, the Agreement and the transactions contemplated by the Agreement and against any Acquisition Proposal (as such term is defined in the Agreement) and (2) validly tender their shares in accordance with the Offer. The Tender Agreement terminates concurrently with a termination of the Agreement. A copy of the Tender Agreement is filed as an exhibit to this Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (c)     Exhibits.

        Exhibit No.     Description
        -----------     -----------
          2.1           Voting and Tender Agreement dated as of April 26, 2001,
                        among the Principal Stockholders, Swiss Re, SW Holdings
                        and the Company.

          10.1 Agreement and Plan of Merger dated as of April 26, 2001, among Swiss Re, SW Holdings and the Company.

          99.1          Press release of the Company dated as of April 27, 2001.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOUTHWESTERN LIFE HOLDINGS, INC.



Date:    April 27, 2001            By: /s/ James L. Young
                                       -----------------------------------------
                                       James L. Young,
                                       Senior Vice President and General Counsel




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                                  EXHIBIT INDEX

        Exhibit  No.    Description
        -------  ---    -----------
          2.1           Agreement and Plan of Merger dated as of April 26, 2001,
                        among Swiss Re, SW Holdings and the Company.

          10.1 Voting and Tender Agreement dated as of April 26, 2001, among the Principal Stockholders, Swiss Re, SW Holdings and the Company.

          99.1          Press Release of the Company dated as of April 27, 2001.